Exhibit 10.1
Execution Version
AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) dated as of January 14, 2022, is entered into by and among RIMINI STREET, INC., a Delaware corporation (“Borrower”), the Lenders party hereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Agent (in such capacity, the “Agent”).
RECITALS:
WHEREAS, Borrower, the Lenders party thereto from time to time and the Agent, entered into a Credit Agreement, dated as of July 2, 2021 (as amended by Amendment No. 1 to Credit Agreement dated as of July 20, 2021, among, inter alia, Borrower, the Lenders party thereto and Agent, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement, as amended hereby;
WHEREAS, Borrower, the Lenders party hereto (constituting Required Lenders) and Agent, desire to amend the Credit Agreement, in accordance with Section 10.1 of the Credit Agreement, as set forth herein subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT
Effective as of the Amendment No. 2 Effective Date (as defined below), each of the parties hereto agrees that Section 6.8(b) of the Credit Agreement shall be amended and restated in its entirety as follows:
“(b) the Borrower may purchase, redeem, retire or otherwise acquire for value any of its Stock from (A) Adams Street Partners and GP Investment Acquisition Corp., (B) current or former directors, officers, employees, members of management, managers or consultants of the Borrower or any subsidiary (or their respective immediate family members) (and/or make payments on promissory notes issued by Borrower pursuant to Section 6.5(r)) and (C) any other holder of any of its Stock; provided all of the following conditions are satisfied:
(i)    no Default or Event of Default has occurred and is continuing or would arise as a result of such Restricted Payment; and
(ii)    the aggregate Restricted Payments permitted under this paragraph (b) (x) in any Fiscal Year of the Borrower shall not exceed the greater of $7,500,000 and 12.5% of LTM Consolidated EBITDA and (y) during the term of this Agreement shall not exceed the greater of $15,000,000 and 25% of LTM Consolidated EBITDA; provided, that, for the avoidance of doubt, to the extent constituting a Restricted Payment under this Section 6.8(b), the Borrower may enter into and consummate any transaction permitted pursuant to Section 6.4;”
SECTION 2. REPRESENTATIONS AND WARRANTIES
In order to induce the Agent and the Lenders party hereto to enter into this Amendment, Borrower represents and warrants to the Agent and the Lenders, on the Amendment No. 2 Effective Date, that the following statements are true and correct:

2.1    Due Authorization. The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of Borrower.
2.2    Binding Obligation. This Amendment has been duly executed and delivered by the Borrower and is the legally valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.
2.3    No Default. Both immediately prior to and after the Amendment No. 2 Effective Date, no Default or Event of Default exists under the Loan Documents.
2.4    Representations and Warranties. Both immediately prior to and after the Amendment No. 2 Effective Date, all representations and warranties by any Credit Party contained in the Credit Agreement or in any other Loan Document are true or correct in all material respects (without duplication of any materiality qualifier contained therein) as of such date, except to the extent that such representation or warranty expressly relates to an earlier date (in which event such representations and warranties are true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date).
SECTION 3. CONDITIONS PRECEDENT
3.1     Conditions Precedent to Effectiveness of the Amendment. The Amendment provided for hereby shall become effective as of the date (the “Amendment No. 2 Effective Date”) on which the following conditions have been satisfied:
(a)    The Agent shall have received counterparts of this Amendment executed by the Borrower, the Lenders party hereto and the Agent.
(b)    The Agent shall have received payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of Paul Hastings LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement to the extent invoiced and to the extent provided for, and in accordance with, Section 10.5 of the Credit Agreement.
The Agent and each Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Agent or Lenders, as applicable on the Amendment No. 2 Effective Date.
SECTION 4. MISCELLANEOUS
4.1    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. This Amendment is hereby designated as a Loan Document for all purposes of the Loan Documents.

(b)    Except as expressly set forth herein, no other amendments, changes or modifications to the Credit Agreement and each other Loan Document are intended or implied, and in all other respects the Credit Agreement and each other Loan Document are and shall continue to be in full force and effect and are hereby in all respects specifically ratified, restated and confirmed by all parties hereto as of the Amendment No. 2 Effective Date and Borrower shall not be entitled to any other further amendment by virtue of the provisions of this Amendment or with respect to the subject matter of this Amendment. To the extent of conflict between the terms of this Amendment and the other Loan Documents, the terms of this Amendment shall control. The Credit Agreement and this Amendment shall be read and construed as one agreement.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, Agent or Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
4.2    Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
4.3    Governing Law. The laws of the State of New York shall govern all matters arising out of, in connection with or relating to this Amendment, including its validity, interpretation, construction, performance and enforcement (including any claims sounding in contract or tort law arising out of the subject matter hereof and any determinations with respect to post-judgment interest).
4.4    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.
4.5    Headings. The captions and headings of this Amendment are for convenience of reference only and shall not affect the interpretation of this Amendment.
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    IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RIMINI STREET, INC., as Borrower

By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chairman and Chief Executive Officer

[Credit Agreement Amendment No. 2]

CAPITAL ONE, NATIONAL ASSOCIATION, as Agent and a Lender

By:	/s/ Nirmal Bivek
Name: Nirmal Bivek
Title: Duly Authorized Signatory

[Credit Agreement Amendment No. 2]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Nick Meece
Name: Nick Meece
Title: Officer

[Credit Agreement Amendment No. 2]